SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) FEBRUARY 3, 1997

                               THE SCOTTS COMPANY
             (Exact name of registrant as specified in its charter)




     OHIO                           1-11593                   31-1199481
(State or other                 (Commission File            (IRS Employer
 jurisdiction of                    Number)              Identification No.)
 incorporation)


                  14111 SCOTTSLAWN ROAD, MARYSVILLE, OHIO 43041
         --------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code (937) 644-0011


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)



                               Page 1 of 10 Pages.
                         Index to Exhibits is on Page 5.

ITEM 1.     CHANGES IN CONTROL OF REGISTRANT.

            Not Applicable.

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS.

            Not Applicable.

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP.

            Not Applicable.

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

            Not Applicable.

ITEM 5.     OTHER EVENTS.

     On February 3, 1997, Charles M. Berger, the Chairman of the Board, President and Chief Executive Officer of The Scotts Company (the "Registrant"), forwarded to the shareholders of the Registrant and to certain investors and analysts the letter included herewith as Exhibit 99 (the "Letter to Shareholders and Investors").

ITEM 6.     RESIGNATIONS OF REGISTRANT'S DIRECTORS.

            Not Applicable.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

            (a) - (b)   None required.

            (c)   Exhibits.

EXHIBIT NUMBER            DESCRIPTION                         PAGE NO.

     99             Letter to Shareholders and Investors,     5 through 10
                    dated February 3, 1997


ITEM 8.     CHANGE IN FISCAL YEAR.

            Not Applicable.

ITEM 9.     SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

            Not Applicable.


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


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    THE SCOTTS COMPANY



Date:  February 4, 1997             By: /s/ Charles M. Berger
                                        ________________________________________
                                        Charles M. Berger, Chairman of
                                        the Board, President and Chief
                                        Executive Officer

                                INDEX TO EXHIBITS


EXHIBIT NUMBER            DESCRIPTION                         PAGE NO.

     99             Letter to Shareholders and Investors,     5 through 10
                    dated February 3, 1997



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